EXHIBIT 1

                            JOINT FILING AGREEMENT

      The undersigned hereby agree to the joint filing of the Schedule 13G to which this Agreement is attached.




                  Dated:  January 31, 2003





                                        ARTISAN INVESTMENT CORPORATION
                                          for itself and as general partner of
                                          ARTISAN PARTNERS LIMITED
                                          PARTNERSHIP


                                        By: /s/ Lawrence A. Totsky
                                             ---------------------------
                                               Lawrence A. Totsky
                                               Chief Financial Officer


                                        ANDREW A. ZIEGLER

                                        Andrew A. Ziegler*
                                        --------------------------------

                                        *By: /s/ Lawrence A. Totsky
                                             ---------------------------
                                                 Lawrence A. Totsky
                                                 Attorney-in-Fact


                                        CARLENE MURPHY ZIEGLER

                                        Carlene Murphy Ziegler*
                                        --------------------------------

                                        *By: /s/ Lawrence A. Totsky
                                             ---------------------------
                                                 Lawrence A. Totsky
                                                 Attorney-in-Fact



                                        ARTISAN FUNDS, INC.


                                        By: /s/ Lawrence A. Totsky
                                             ---------------------------
                                                Lawrence A. Totsky
                                                Chief Financial Officer